UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2025

Integral Acquisition Corporation 1
(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1330 Avenue of the Americas, 23rd Floor
New York, New York 10019
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (212)
209-6132
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
On March 28, 2025, Integral Acquisition Corporation 1, a Delaware corporation (the “
Company
”), held a special meeting of its stockholders (the “
Meeting
”), at which the Company’s stockholders approved, among other things, the NTA Requirement Amendment Proposal (as defined below) to amend the Company’s amended and restated certificate of incorporation, as previously amended on May 3, 2023, November 2, 2023 and November 1, 2024 (as amended, the “
Integral Charter
” and such new amendment, the “
Fourth Charter Amendment
”), was approved. Under Delaware law, the Fourth Charter Amendment took effect upon the filing of the Fourth Charter Amendment with the Secretary of State of the State of Delaware on March 28, 2025.
The foregoing description is qualified in its entirety by reference to the Fourth Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Meeting, the Company’s stockholders voted on the following proposals (collectively, the “
Proposals
”), each of which was approved:

(i)
a proposal to approve and adopt the Business Combination Agreement, as amended on July 2, 2024 and October 1, 2024 (as may be further amended, supplemented, or otherwise modified from time to time, the “
Business Combination Agreement
”), with Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“
FB Parent
”), Gaucho MS, Inc., a Delaware corporation (“
Merger Sub
”), Flybondi Limited, a private limited company incorporated under the laws of England and Wales (“
Flybondi
”) and certain holders of Flybondi’s outstanding shares that have executed or joined the Business Combination Agreement (the “
Sellers
”), and the business combination contemplated thereby (together with the other transactions related thereto, the “
Business Combination
,” and collectively, the “
Business Combination Proposal
”), pursuant to which each of the following transactions will occur in the following order:

(A)
FB Parent will acquire the shares of Flybondi (the “
Flybondi Shares
”) held by the Sellers in exchange for the issuance by FB Parent of new ordinary shares of FB Parent (the “
Share Exchange
”). At the effective time of the Share Exchange, the total consideration to be paid by FB Parent to the Sellers for their Flybondi Shares shall be an aggregate number of ordinary shares of FB Parent (“
FB Parent Ordinary Shares
”) valued at $10.00 per share, with an aggregate value of up to $300,000,000, with such amount equaling $300,000,000 if all holders of Flybondi Shares that are not Signing Sellers (as defined in the Business Combination Agreement) participate in the transactions by executing Seller Joinders to the Business Combination Agreement. Each Flybondi Share outstanding immediately prior to the effective time of the Share Exchange and held by a Seller will be exchanged for the number of FB Parent Ordinary Shares equal to the Per Share Exchange Ratio (as defined in the Business Combination Agreement) as provided in the Business Combination Agreement. All of the in-the-money
vested Flybondi options outstanding immediately prior to the Share Exchange will be exercised and converted into the right to receive the number of FB Parent Ordinary Shares equal to the Per Share Exchange Ratio as provided in the Business Combination Agreement. All unvested and/or out-of-the-money
Flybondi options outstanding immediately prior to the Share Exchange will be converted into options to purchase FB Parent Ordinary Shares equal to the Per Share Exchange Ratio as provided in the Business Combination Agreement. Any entitlements under the Deferred Incentive Plans (as defined in the Business Combination Agreement) may (at Flybondi’s discretion) be converted into the right to receive a number of FB Parent Ordinary Shares equal to the Per Share Exchange Ratio as provided in the Business Combination Agreement.

(B)
The Company will merge with and into Merger Sub (the “
Merger
”), with the Company continuing as the surviving entity and as a wholly-owned subsidiary of FB Parent, and each issued and outstanding security of Integral immediately prior to the Merger will be canceled and converted into the right of the holder thereof to receive a substantially equivalent security of FB Parent;

(ii)
five separate governance proposals to approve, on a
non-binding
advisory basis, the following material changes between the Integral Charter and bylaws and the amended and restated articles of FB Parent to be in effect following the Business Combination (the “
FB Parent Articles
”) (collectively, the “
Advisory Governance Proposals
”), as follows:

(A)
The FB Parent Articles would grant the directors of FB Parent the authority to allot FB Parent Ordinary Shares, up to a maximum nominal amount of £1,000,000, free of any rights of pre-emption
(“
Proposal No. 2A
”);

(B)	The FB Parent Articles would provide for a declassified board of directors with the result being that each director will be elected annually for a term of one year (“ Proposal No. 2B ”);

(C)
The FB Parent Articles would reduce the requisite quorum for a meeting of shareholders from a majority of outstanding voting power to two persons who are, or who represent by proxy, shareholders (“
Proposal No. 2C
”);

(D)
The FB Parent Articles would include an advance notice provision that requires a nominating shareholder to provide notice to FB Parent in advance of a meeting of shareholders should such nominating shareholder wish to nominate a person for election to the board of directors (“
Proposal No. 2D
”);

(E)
The FB Parent Articles would not include provisions relating to the Company’s status as a special purpose acquisition company that will no longer be relevant following the closing of the business Combination (“
Proposal No. 2E
”); and

(iii)
a proposal to amend the Integral Charter to eliminate (i) the limitation that Integral shall not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company’s failure to have net tangible assets of at least $5,000,001, upon consummation of the Company’s initial business combination (such limitation, the “
Redemption Limitation
”), and (ii) the requirement that the Company shall not consummate an initial business combination unless the Redemption Limitation is not exceeded (together, the “
NTA Requirement Amendment Proposal
”).

The proposals listed above are described in more detail in the Company’s definitive proxy statement/prospectus, filed with the Securities and Exchange Commission (the “
SEC
”) on March 7, 2025.
There were 3,237,669 shares of Class A common stock, par value $0.0001 per share (“
Class
 A Common Stock
”) and one share of Class B common stock, par value $0.0001 per share (“
Class
 B Common Stock
”), of the Company outstanding as of February 7, 2025, the record date for the Meeting. At the Meeting, holders of at least 2,987,200 shares of common stock of the Company (“
Common Stock
”) were represented in person or by proxy, representing approximately 92.26% of the total shares of Common Stock, which constituted a quorum.
A summary of the final voting results at the Meeting is set forth below:
Proposal 1 – The Business Combination Proposal
The approval of the Business Combination Proposal required the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon (voting as a single class) at the Meeting. The Business Combination Proposal was approved with the following votes from the holders of Common Stock:

For	Against	Abstentions
2,987,200	0	0
Proposal 2 – The Advisory Governance Proposals
The approval of each of the Advisory Governance Proposals required the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon (voting as a single class) at the Meeting. The Advisory Governance Proposals were each approved with the following votes from the holders of Common Stock:
Proposal No. 2A

For	Against	Abstentions
2,987,200	0	0

Proposal No. 2B

For	Against	Abstentions
2,987,200	0	0
Proposal No. 2C

For	Against	Abstentions
2,987,200	0	0
Proposal No. 2D

For	Against	Abstentions
2,987,200	0	0
Proposal No. 2E

For	Against	Abstentions
2,987,200	0	0
Proposal 3 – The NTA Requirement Amendment Proposal
The approval of the NTA Requirement Amendment Proposal required the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote thereon (voting as a single class) at the Meeting. The Business Combination Proposal was approved with the following votes from the holders of Common Stock:

For	Against	Abstentions
2,987,200	0	0
A proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there were not sufficient votes to approve one or more proposals presented to stockholders for vote or if certain conditions under the Business Combination Agreement were not satisfied or waived was not presented at the Meeting because there were enough votes to approve the other proposals.
In connection with the Meeting, stockholders holding an aggregate of 348,502 shares of Class A Common Stock included in the units sold in the Company’s initial public offering (the shares included in such units, the “
Public Shares
”) properly exercised their right to redeem their Public Shares for cash at a redemption price of approximately $11.27 per share (which amount is expected to be reduced as a result of the withdrawal of interest to pay taxes prior to payment of redemption amounts to stockholders), for an aggregate redemption amount of approximately $3.92 million. Following such redemptions, the Company will have 14,168 Public Shares issued and outstanding.
Important Information about the Proposed Business Combination and Where to Find It
This current report contains information relating to the Business Combination involving the Company, Flybondi and FB Parent. In connection with the proposed Business Combination, the Company and Flybondi would become subsidiaries of FB Parent, which would be the going-forward public company.

For additional information on the proposed Business Combination, see the relevant materials that FB Parent has filed with the SEC, including a registration statement on
Form F-4
(the “
Registration Statement
”), which includes the proxy statement/prospectus of the Company and FB Parent (the “
Proxy Statement/Prospectus
”). THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FLYBONDI, THE COMPANY, AND THE PROPOSED BUSINESS COMBINATION. The Company has mailed the Proxy Statement/Prospectus and other relevant materials to stockholders of the Company as of February 7, 2025, the record date for voting on, among other things, the proposed Business Combination. Stockholders are also able to obtain copies of the Proxy Statement/Prospectus, and other documents filed with the SEC, without charge at the SEC’s website at
www.sec.gov
. The information contained on, or that may be accessed through, the websites referenced in this current report is not incorporated by reference into, and is not a part of, this current report.
Forward-Looking Statements
Certain statements made in this current report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this current report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Flybondi’s or the Company’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Flybondi and the Company believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Flybondi nor the Company can assure you that either will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to consummate the proposed Business Combination in a timely manner or at all (including due to the failure to receive any necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of FB Parent to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of FB Parent’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the consummation of the proposed Business Combination; (vi) the Company and Flybondi’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving the Company or Flybondi; (ix) changes in applicable laws or regulations; (x) failure of Flybondi to comply with laws and regulations applicable to Flybondi’s business; (xi) Flybondi’s estimate of expenses and profitability; (xii) assumptions regarding redemptions by the Company’s stockholders and purchase price and other adjustments; (xiii) changes in the competitive environment affecting Flybondi; (xiv) the impact of pricing pressure and erosion on Flybondi; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of Flybondi to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for Flybondi’s services, and in particular economic and market conditions in the travel industry in the markets in which Flybondi operate; (xviii) Flybondi’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the Proxy Statement/Prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. There may be additional risks that none of Flybondi, FB Parent, or the Company presently knows or that Flybondi, FB Parent, or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Flybondi’s, FB Parent’s or the Company’s expectations, plans or forecasts of future events and views of the date of this current report. Flybondi, FB Parent and the Company anticipate that subsequent events will cause Flybondi’s, FB Parent’s, and the Company’s assessments to change. Forward-looking statements speak only as of the date they are made, and none of Flybondi, FB Parent, or the Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Flybondi, FB Parent, or the Company gives any assurance that any of Flybondi, FB Parent or the Company will achieve expectations.
No Offer or Solicitation
This current report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This current report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Fourth Amendment to the Amended and Restated Certificate of Incorporation of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer
Dated: March 28, 2025